EXHIBIT 32.1

                                 CERTIFICATION
                                   PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Web Wizard, Inc. (the "Company") on Form 10-Q as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ya Tang Chao, Chief Executive Officer of Web Wizard, Inc., certify, pursuant to 18 U.S.C. {section}1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                     /s/ Ya Tang Chao
                                     Ya Tang Chao
                                     Chief Executive Officer
                                     (Principal Executive Officer and Principal
                                     Financial Officer)
                                     Date: February 11, 2011